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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




                       Commission file number   1-10442
                                                -------

     Date of Report (Date of earliest event reported)   NOVEMBER 15, 1994
                                                        -----------------



                    FIRST FINANCIAL MANAGEMENT CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          GEORGIA                                              58-1107864
- -------------------------------                          -------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)


           3 CORPORATE SQUARE, SUITE 700,  ATLANTA, GEORGIA      30329
- --------------------------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)



    (Registrant's telephone number, including area code)  (404) 321-0120
                                                          --------------



                                NOT APPLICABLE
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  (Former name, former address and former fiscal year, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 15, 1994 (the "Closing Date"), First Financial Management Corporation ("FFMC") acquired all of the stock of Western Union Financial Services, Inc. ("Western Union") as well as certain assets of Western Union's parent company, New Valley Corporation ("New Valley"), relating to the money transfer business conducted by Western Union. The acquisition was consummated pursuant to the Purchase Agreement between New Valley and FFMC dated as of October 20, 1994, as amended by Amendment No. 1 thereto dated November 14, 1994 (the "Purchase Agreement"). FFMC intends to use the assets of Western Union and the other assets acquired to continue conducting Western Union's money transfer business.

         In connection with its shelf Registration Statement on Form S-3 filed on November 4, 1994, FFMC also filed a contemporaneous Current Report on Form 8-K, dated November 4, 1994, to report information about the planned acquisition of Western Union prior to consummation of the acquisition so as to comply with disclosure requirements applicable to such Registration Statement. Substantially the same information required by Form 8-K with respect to the completed acquisition has been previously reported by FFMC in its Current Report on Form 8-K filed on November 4, 1994, including the financial statements of Western Union, pro forma financial information, and a copy of the Purchase Agreement. An additional Report on Form 8-K containing the previously reported information is not required. This Current Report is therefore being filed solely as a supplemental report to confirm the consummation of FFMC's acquisition of Western Union and to report certain adjustments made by Amendment No. 1 to the Purchase Agreement.

         As previously reported, the Purchase Agreement provided for a cash purchase price of $893,223,000 plus the assumption by FFMC of the Western Union Pension Plan. Of the cash portion of the purchase price, $593,223,000 was paid on the Closing Date and $300,000,000 will be paid in January 1995 on a date to be specified by FFMC (the "Second Closing Date"). On the Second Closing Date, New Valley will transfer to FFMC all of its interests in the Western Union name and trademark and other marks relating to the money transfer business of Western Union. By mutual agreement as reflected in Amendment No. 1 to the Purchase Agreement, the transfer of certain of these marks initially scheduled to occur at the first closing was deferred until the Second Closing Date and the deferred portion of the cash purchase price was increased from $250,000,000 to $300,000,000. This had no effect on the previously filed pro forma financial statements which assumed the completion of the entire transaction.

         In connection with its acquisition of Western Union and related assets, FFMC borrowed $493,000,000 initially and expects to borrow approximately $300,000,000 in January 1995 under its revolving bank credit facility with The Chase Manhattan Bank (National Association), as agent for the banks that are signatories thereto. Contemporaneously with the filing of this Current Report, FFMC is filing an amendment to its previously referenced shelf Registration Statement to indicate its intent to proceed with a public offering of convertible debentures in aggregate principal amount of $400,000,000, the proceeds of which are expected to be used to reduce the bank indebtedness incurred to finance FFMC's acquisition of Western Union and related assets.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Information of Acquired Business (Western Union Financial Services, Inc.)

         Not required with this filing.  See Item 2 above.

(b) Pro Forma Combined Financial Statements of First Financial Management Corporation and Business Acquired

         Not required with this filing.  See Item 2 above.

(c)      Exhibits

2.1 Amendment No. 1, dated November 14, 1994, to Purchase Agreement by and between New Valley Corporation and First Financial Management Corporation.

10.1 Amended and Restated Credit Agreement dated as of June 25, 1992, amended and restated as of November 8, 1994 between First Financial Management Corporation, First Financial Bank, and The Chase Manhattan Bank (National Association), as agent for the banks that are signatories to the Agreement. The Exhibits and Schedules to the Amended and Restated Credit Agreement are identified on a list of Exhibit and Schedules contained in the Table of Contents to the Amended and Restated Credit Agreement, which list is incorporated herein by reference. Such Exhibits and Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST FINANCIAL MANAGEMENT CORPORATION
                                       --------------------------------------
                                                     (Registrant)





Date:  November 22, 1994               By /s/ M. Tarlton Pittard
                                          --------------------------------------
                                          M. Tarlton Pittard
                                          Senior Executive Vice President, Chief
                                             Financial Officer and Treasurer





Date:  November 22, 1994               By /s/ Richard Macchia
                                          --------------------------------------
                                          Richard Macchia
                                          Executive Vice President
                                          and Principal Accounting Officer




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                               INDEX TO EXHIBITS

                                         Exhibit                                                  Sequential Page No.
  -------------------------------------------------------------------------------------------     -------------------
 2.1      Amendment No. 1, dated November 14, 1994, to Purchase Agreement by and between New
          Valley Corporation and First Financial Management Corporation.

 10.1     Amended and Restated Credit Agreement dated as of June 25, 1992, amended and restated as of November 8, 1994 between First Financial Management Corporation,
          First Financial Bank, and The Chase Manhattan Bank (National Association), as
          agent for the banks that are signatories to the Agreement.  The Exhibits and
          Schedules to the Amended and Restated Credit Agreement are identified on a list of
          Exhibit and Schedules contained in the Table of Contents to the Amended and
          Restated Credit Agreement, which list is incorporated herein by reference.  Such
          Exhibits and Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.




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